UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2006

ITEM 1.                                            REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset
Emerging Markets
Income Fund II Inc.

SEMI-ANNUAL
     REPORT

NOVEMBER 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Emerging Markets
Income Fund II Inc.

Semi-Annual Report • November 30, 2006

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	7

	Statement of Operations	8

	Statements of Changes in Net Assets	9

	Statement of Cash Flows	10

	Financial Highlights	11
Fund Objective
	Notes to Financial Statements	12

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.	Board Approval of Management and Subadvisory Agreements	20

	Additional Shareholder Information	23

	Dividend Reinvestment and Cash Purchase Plan	24

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy took a step backwards and growth slowed during the six-month reporting period. After gross domestic product (“GDP”)[i] increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% according to the U.S. Commerce Department, and the final estimate for third quarter GDP growth was 2.0%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January and we believe any further rate movements will likely be data dependent.

After a prolonged period of rising interest rates, both short- and long-term yields declined over the reporting period. After peaking in late June—when two- and 10-year Treasuries hit 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the six months ended November 30, 2006, two-year Treasury yields fell from 5.04% to 4.62%. Over the same period, 10-year Treasury yields declined from 5.12% to 4.46%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.93%.

Western Asset Emerging Markets Income Fund II Inc. I

Strong corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were some high profile company specific issues, they were not enough to drag down the overall high yield market. During the six-month period ended November 30, 2006, the Citigroup High Yield Market Index[v] returned 6.98%.

Despite periods of weakness, emerging markets debt generated positive results over the six-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 9.90%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended November 30, 2006, Western Asset Emerging Markets Income Fund II Inc. returned 9.18% based on its net asset value (“NAV”)vii and 9.42% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the EMBI Global and the JPMorgan Emerging Markets Bond Index Plus (“EMBI Plus”)viii, returned 9.90% and 10.57% respectively, for the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageix increased 9.30%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the six-month period, the Fund made distributions to shareholders totaling $0.52 per share, (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2006 (unaudited)

6-Month
Price Per Share	Total Return
$15.10 (NAV)	9.18%
$13.20 (Market Price)	9.42%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II Western Asset Emerging Markets Income Fund II Inc.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment manager of the Fund and Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset and Western Asset Limited. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Emerging Markets Income Fund II Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange

Western Asset Emerging Markets Income Fund II Inc. III

activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XEDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

December 22, 2006

IV Western Asset Emerging Markets Income Fund II Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 57 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund II Inc. V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Sovereign Bonds
69.0%
Corporate Bonds & Notes
23.7%
Warrant
0.1%
Short-Term Investments
7.2%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
November 30, 2006

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 1

Schedule of Investments (November 30, 2006) (unaudited)

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

Face Amount†		Security	Value

SOVEREIGN BONDS — 69.0%
Argentina — 4.2%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03 (a)	$435,614
1,000,000	DEM	9.000% due 9/19/03 (a)	207,637
3,000,000	DEM	7.000% due 3/18/04 (a)	638,167
3,875,000	DEM	8.500% due 2/23/05 (a)	827,582
5,400,000	DEM	11.250% due 4/10/06 (a)	1,176,159
1,000,000	DEM	11.750% due 5/20/11 (a)	216,112
591,000		5.590% due 8/3/12 (b)	552,165
8,800,000	DEM	12.000% due 9/19/16 (a)	1,834,665
4,471,631	ARS	Bonds, 2.000% due 1/3/10 (b)	2,971,828
3,346,109	ARS	Discount Bonds, 5.830% due 12/31/33 (b)	1,376,585
		GDP Linked Securities:
2,705,000		0.625% due 12/15/35 (b)	349,080
57,059,503	ARS	0.649% due 12/15/35 (b)	2,113,570
3,200,000	EUR	0.662% due 12/15/35 (b)	540,180
		Medium-Term Notes:
6,000,000,000	ITL	7.000% due 3/18/04 (a)	1,279,148
3,000,000,000	ITL	0.000% due 7/13/05 (a)	618,921
1,000,000,000	ITL	7.625% due 8/11/07 (a)	211,545
625,000	DEM	8.000% due 10/30/09 (a)	127,655
		Total Argentina	15,476,613

Brazil — 15.3%
		Federative Republic of Brazil:
11,811,000		11.000% due 8/17/40 (e)	15,711,583
		Collective Action Securities:
3,980,000		8.750% due 2/4/25	4,885,450
32,355,000		Notes, 8.000% due 1/15/18 (c)	36,116,268
		Total Brazil	56,713,301

Colombia — 3.4%
		Republic of Colombia:
4,029,000		10.375% due 1/28/33	5,650,672
6,620,000		7.375% due 9/18/37	6,917,900
		Total Colombia	12,568,572

Ecuador — 1.2%
4,840,000		Republic of Ecuador, 10.000% due 8/15/30 (d)	4,525,400

See Notes to Financial Statements.

2 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value

El Salvador — 2.1%

	Republic of El Salvador:
2,630,000	7.750% due 1/24/23 (d)	$3,037,650
3,975,000	8.250% due 4/10/32 (d)	4,750,125
	Total El Salvador	7,787,775

Indonesia — 0.5%
1,600,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	1,940,000

Malaysia — 1.9%
3,953,000	Federation of Malaysia, 8.750% due 6/1/09	4,307,548
2,653,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (d)	2,732,954
	Total Malaysia	7,040,502

Mexico — 12.0%
1,185,000	United Mexican States:
	11.375% due 9/15/16	1,712,621
14,050,000	Medium-Term Notes:
2,395,000	5.625% due 1/15/17 (c)	14,134,300
	8.300% due 8/15/31	3,082,365
50,000	Series A:
7,820,000	6.375% due 1/16/13	52,800
13,840,000	6.625% due 3/3/15	8,418,230
	8.000% due 9/24/22 (c)	16,947,080
	Total Mexico	44,347,396

Panama — 2.5%
6,735,000	Republic of Panama:
258,000	9.375% due 4/1/29	9,024,900
	6.700% due 1/26/36	265,934
	Total Panama	9,290,834

Peru — 2.9%
3,095,000	Republic of Peru:
6,836,200	8.750% due 11/21/33	3,997,966
	PDI, 5.000% due 3/7/17 (b)	6,784,929
	Total Peru	10,782,895

Philippines — 1.5%
5,059,000	Republic of the Philippines, 7.750% due 1/14/31	5,624,976

Russia — 7.2%
2,333,352	Russian Federation:
4,175,000	8.250% due 3/31/10 (d)	2,448,853
1,950,000	11.000% due 7/24/18 (d)	6,078,800
12,780,000	12.750% due 6/24/28 (d)	3,556,313
	5.000% due 3/31/30 (d)	14,545,237
	Total Russia	26,629,203

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 3

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†	Security	Value

South Africa — 1.7%
5,975,000	Republic of South Africa, 6.500% due 6/2/14	$6,355,906

Turkey — 3.9%
368,000	Republic of Turkey:
2,500,000	11.000% due 1/14/13	450,248
3,519,000	7.250% due 3/15/15	2,578,750
5,150,000	11.875% due 1/15/30 (e)	5,366,475
	Collective Action Securities, Notes, 9.500% due 1/15/14	5,974,000
	Total Turkey	14,369,473

Uruguay — 1.3%
4,256,276	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (f)	4,687,224

Venezuela — 7.4%
800,000	Bolivarian Republic of Venezuela:
7,751,000	5.375% due 8/7/10 (d)	781,800
4,840,000	8.500% due 10/8/14	8,671,431
716,000	5.750% due 2/26/16	4,532,660
	7.650% due 4/21/25	756,633
6,353,000	Collective Action Securities:
3,500,000	9.375% due 1/13/34	8,112,781
	Notes, 10.750% due 9/19/13	4,328,625
	Total Venezuela	27,183,930
	TOTAL SOVEREIGN BONDS (Cost — $235,609,249)	255,324,000

CORPORATE BONDS & NOTES — 23.7%
Brazil — 1.9%
1,450,000	Vale Overseas Ltd., Notes:
2,635,000	6.250% due 1/11/16	1,473,167
2,520,000	8.250% due 1/17/34	3,139,990
	6.875% due 11/21/36	2,585,850
	Total Brazil	7,199,007

Chile — 1.8%
1,900,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	1,925,743
	Enersis SA, Notes:
3,932,000	7.375% due 1/15/14	4,281,185
337,000	7.400% due 12/1/16	374,474
	Total Chile	6,581,402

Malaysia — 0.2%
809,000	Sarawak International Inc., Senior Bonds, 5.500% due 8/3/15	805,783

See Notes to Financial Statements.

4 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†		Security	Value

Mexico — 5.9%
190,000		Axtel SA de CV, 11.000% due 12/15/13	$211,850
900,000		Banco Mercantil del Norte SA, Bonds, 6.135% due 10/13/16 (b)(d)	916,632
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
220,000		9.375% due 5/1/12	236,500
100,000		12.500% due 6/15/12	109,250
		Pemex Project Funding Master Trust:
15,125,000		7.375% due 12/15/14 (c)	16,750,937
1,025,000		Guaranteed Bonds, 9.500% due 9/15/27	1,383,750
24,000,000	MXN	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	2,214,052
		Total Mexico	21,822,971

Russia — 10.8%
		Gaz Capital SA for Gazprom, Loan Participation Notes:
1,140,000		6.212% due 11/22/16 (d)	1,149,975
11,090,000		8.625% due 4/28/34 (d)	14,267,285
		Gazprom, Bonds:
217,870,000	RUB	Series A7, 6.790% due 10/29/09	8,301,864
72,620,000	RUB	Series A8, 7.000% due 10/27/11	2,767,161
96,030,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09	3,685,721
6,070,000		Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (d)	6,441,788
3,340,000		TNK-BP Finance SA, 7.500% due 7/18/16 (d)	3,535,360
		Total Russia	40,149,154

Venezuela — 3.1%
11,586,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (d)	11,300,415
		TOTAL CORPORATE BONDS & NOTES (Cost — $85,757,249)	87,858,732

Warrant

WARRANT — 0.1%
10,000		Bolivarian Republic of Venezuela, Oil-linked payment obligations,	326,250
		Expires 4/15/20
		(Cost — $310,000)
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $321,676,498)	343,508,982

Face Amount†

SHORT-TERM INVESTMENTS — 7.2%
Certificate of Deposit (Yankee) — 1.0%
3,600,000		UBS AG Jersey Branch, 3.841% due 1/11/07 (Cost — $3,603,132)	3,603,132

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 5

Schedule of Investments (November 30, 2006) (unaudited) (continued)

Face Amount†		Security	Value

Sovereign Bonds — 4.9%
		Egypt Treasury Bills:
4,475,000	EGP	Series 364, zero coupon bond to yield 9.491% due 11/6/07	$718,045
21,600,000	EGP	Zero coupon bond to yield 9.646% due 4/17/07	3,642,829
85,400,000	EGP	Zero coupon bond to yield 9.543% due 10/30/07	13,720,184
		Total Sovereign Bonds (Cost — $18,047,464)	18,081,058

U.S. Government Agency — 0.1%
500,000		Federal National Mortgage Association (FNMA), Discount
		Notes, 5.197% due 6/25/07
		(Cost — $485,694) (g)(h)	485,766

Repurchase Agreement — 1.2%
4,350,000		Nomura Securities International Inc. repurchase agreement dated 11/30/06, 5.280% due 12/1/06; Proceeds at maturity — $4,350,638; (Fully collateralized by various U.S. Treasury Bills and Notes, 0.000% to 8.125% due 4/26/07 to 8/15/19; Market value — $4,437,528) (Cost — $4,350,000)	4,350,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $26,486,290)	26,519,956
		TOTAL INVESTMENTS — 100.0% (Cost — $348,162,788#)	$370,028,938

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2006.
(c)	All or a portion of this security is segregated for open futures contracts and reverse repurchase agreements.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	All or a portion of this security is held as collateral for open futures contracts.
(h)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	– Argentine Peso
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
GDP	– Gross Domestic Product
ITL	– Italian Lira
MXN	– Mexican Peso
PDI	– Past Due Interest
RUB	– Russian Ruble

See Notes to Financial Statements.

6 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $348,162,788)	$370,028,938
Foreign currency, at value (Cost — $368,713)	370,947
Cash	393
Receivable for securities sold	10,943,704
Interest receivable	6,337,366
Prepaid expenses	6,721
Total Assets	387,688,069

LIABILITIES:
Payable for open reverse repurchase agreement	9,421,446
Payable for securities purchased	8,740,241
Investment management fee payable	315,506
Payable to broker — variation margin on open futures contracts	203,109
Interest payable	11,353
Accrued expenses	173,015
Total Liabilities	18,864,670
Total Net Assets	$368,823,399

NET ASSETS:
Par value ($0.001 par value; 24,432,561 shares issued and outstanding; 100,000,000 shares authorized)	$24,433
Paid-in capital in excess of par value	330,296,901
Undistributed net investment income	8,180,260
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	9,018,611
Net unrealized appreciation on investments, futures contracts and foreign currencies	21,303,194
Total Net Assets	$368,823,399

Shares Outstanding	24,432,561
Net Asset Value	$15.10

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 7

Statement of Operations (For the six months ended November 30, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$11,597,022
EXPENSES:
Investment management fee (Note 2)	1,879,073
Interest expense (Notes 3 and 4)	115,415
Commitment fees (Note 4)	97,348
Shareholder reports	52,770
Audit and tax	33,082
Directors’ fees	32,210
Legal fees	18,907
Stock exchange listing fees	15,392
Custody fees	15,021
Transfer agent fees	12,133
Loan fees	5,042
Directors’ retirement expenses	2,389
Insurance	1,930
Miscellaneous expenses	2,232
Total Expenses	2,282,944
Net Investment Income	9,314,078
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	5,479,160
Futures contracts	(777,279)
Foreign currency transactions	690
Net Realized Gain	4,702,571
Change in Net Unrealized Appreciation/Depreciation From:
Investments	18,454,557
Futures contracts	(1,320,016)
Foreign currencies	5,257
Change in Net Unrealized Appreciation/Depreciation	17,139,798
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	21,842,369
Increase in Net Assets From Operations	$31,156,447

See Notes to Financial Statements.

8 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2006 (unaudited)
and the year ended May 31, 2006

	November 30	May 31
OPERATIONS:
Net investment income	$9,314,078	$22,166,136
Net realized gain	4,702,571	26,271,870
Change in net unrealized appreciation/depreciation	17,139,798	(15,967,088)
Increase in Net Assets From Operations	31,156,447	32,470,918
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,151,411)	(19,057,398)
Net realized gains	(5,553,521)	(22,651,427)
Decrease in Net Assets From Distributions to Shareholders	(12,704,932)	(41,708,825)
Increase (Decrease) in Net Assets	18,451,515	(9,237,907)
NET ASSETS:
Beginning of period	350,371,884	359,609,791
End of period*	$368,823,399	$350,371,884
*Includes undistributed net investment income of:	$8,180,260	$6,017,593

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 9

Statement of Cash Flows (For the six months ended November 30, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$12,856,600
Operating expenses paid	(2,146,520)
Net purchases of short-term investments	(2,666,818)
Realized gain on foreign currency transactions	690
Realized loss on futures contracts	(777,279)
Net change in unrealized depreciation on futures contracts	(1,320,016)
Net change in unrealized appreciation on foreign currencies	5,257
Purchases of long-term investments	(114,953,871)
Proceeds from disposition of long-term investments	142,395,988
Change in payable to broker — variation margin	358,074
Interest paid	(398,262)
Net Cash Flows Provided By Operating Activities	33,353,843
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(12,704,932)
Deposits with brokers for open futures contracts	300,000
Cash paid on loan	(30,000,000)
Proceeds from reverse repurchase agreements	9,421,446
Net Cash Flows Used By Financing Activities	(32,983,486)
Net Increase in Cash	370,357
Cash, Beginning of period	983
Cash and foreign currency, End of period	$371,340

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$31,156,447
Accretion of discount on investments	(94,803)
Amortization of premium on investments	556,005
Decrease in investments, at value	3,344,542
Increase in payable for securities purchased	6,796,908
Decrease in interest receivable	798,376
Increase in receivable for securities sold	(9,299,868)
Increase in payable to broker — variation margin	358,074
Decrease in prepaid expenses	8,896
Decrease in interest payable	(282,847)
Increase in accrued expenses	12,113
Total Adjustments	2,197,396
Net Cash Flows Provided By Operating Activities	$33,353,843

See Notes to Financial Statements.

10 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2006(1)		2006	2005(2)	2004(2)	2003(2)	2002
Net Asset Value, Beginning of Period	$ 14.34		$ 14.72	$ 12.84	$ 13.88	$ 11.63	$ 11.53
Income (Loss) From Operations:
Net investment income	0.38		0.98	1.15	1.26	1.49	1.37
Net realized and unrealized gain (loss)	0.90		0.35	2.37	(0.65)	2.40	0.37
Total Income From Operations	1.28		1.33	3.52	0.61	3.89	1.74
Less Distributions From:
Net investment income	(0.29)		(0.78)	(1.41)	(1.06)	(1.65)	(1.65)
Net realized gains	(0.23)		(0.93)	(0.24)	(0.59)	—	—
Total Distributions	(0.52)		(1.71)	(1.65)	(1.65)	(1.65)	(1.65)
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—	0.01	—	0.01	0.01
Net Asset Value, End of Period	$ 15.10		$ 14.34	$ 14.72	$ 12.84	$ 13.88	$ 11.63
Market Price, End of Period	$ 13.20		$ 12.57	$ 13.57	$ 14.40	$ 15.53	$ 13.88
Total Return, Based on Net Asset Value(3)	9.18%		9.12%	29.20%	4.11%	39.24%	16.69%
Total Return, Based on Market Price Per Share(4)	9.42%		5.05%	5.27%	3.38%	28.76%	26.23%
Net Assets, End of Period (000s)	$368,823		$350,372	$359,610	$311,714	$334,576	$277,219
Ratios to Average Net Assets:
Gross expenses	1.28	%(5)	1.83%	2.22%	1.98%	2.37%	3.06%
Gross expenses, excluding interest expense	1.16	(5)	1.17	1.19	1.21	1.37	1.40
Net expenses	1.28	(5)	1.82 (6)	2.22	1.98	2.37	3.06
Net expenses, excluding interest expense	1.16	(5)	1.17 (6)	1.19	1.21	1.37	1.40
Net investment income	5.20	(5)	6.06	8.29	9.19	13.59	13.60
Portfolio Turnover Rate	35%		98%	75%	169%	237%	233%
Supplemental Data:
Loans Outstanding, End of Period (000s)	—	(7)	$30,000	$55,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	—	(7)	$380,372	$414,610	$411,714	$434,576	$377,219
Asset Coverage for Loan Outstanding	—	%(7)	1,268%	754%	412%	435%	377%
Weighted Average Loan (000s)	$30,000	(7)	$38,767	$74,192	$100,000	$100,000	$100,000
Weighted Average Interest Rate on Loans	5.52	%(7)	5.16%	3.34%	2.19%	2.60%	4.40%

(1)	For the six months ended November 30, 2006 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	At November 30, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 11

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Western Asset Emerging Markets Income Fund II Inc. (the “Fund”) (formerly known as Salomon Brothers Emerging Markets Income Fund II Inc.) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the

12 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk for the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 13

Notes to Financial Statements (unaudited) (continued)

(g) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is generally to halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

14 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 1.05% of the Fund’s average weekly net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in nondollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended November 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$121,750,779
Sales	152,600,392

At November 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,819,565
Gross unrealized depreciation	(953,415)
Net unrealized appreciation	$21,866,150

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 15

Notes to Financial Statements (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the six months ended November 30, 2006 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding
$5,811,003	2.28%	$17,510,356

Interest rates on reverse repurchase agreements ranged from 0.20% to 5.15% during the six months ended November 30, 2006. Interest expense incurred on reverse repurchase agreements totaled $64,849.

At November 30, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$440,316	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 10/27/06 bearing 4.000% to be repurchased at $443,007 on 12/20/06, collateralized by: $319,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $500,783	$440,316

4,505,860	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 11/24/06 bearing 5.150% to be repurchased at $4,510,372 on 12/1/06, collateralized by: $3,700,000 Federative Republic of Brazil, 11.000% due 8/17/40; Market value (including accrued interest) — $5,039,157	4,505,860

4,475,270	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 11/16/06 bearing 2.750% to be repurchased at a date and an amount to be determined, collateralized by: $3,200,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) — $5,023,533	4,475,270
	Total Reverse Repurchase Agreements (Proceeds — $9,421,446)	$9,421,446

At November 30, 2006, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Notes	1	12/06	$107,096	$109,109	$(2,013)
U.S. Treasury 10 Year Notes	499	03/07	53,921,693	54,484,563	(562,870)
Net Unrealized Loss on Open Futures Contracts					$(564,883)

4. Loan

At November 30, 2006, the Fund had a $41,000,000 loan available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006, with Panterra Funding, LLC (the “Lender”) and Citibank N.A. (“Citibank”) as a secondary lender,

16 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended November 30, 2006, the Fund incurred interest expense on this loan in the amount of $50,566.

At November 30, 2006, the Fund did not have an outstanding loan. During the period ended November 30, 2006, the total loan available was increased from $30,000,000 to $41,000,000.

5. Distributions Subsequent to November 30, 2006

On November 17, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.5448 per share (comprised of $0.1250 income and $0.4198 Long-Term Capital Gain) payable on December 29, 2006 to shareholders of record on December 22, 2006.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 17

Notes to Financial Statements (unaudited) (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

18 Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

9. Subsequent Event

On December 21, 2006, the Fund’s Board of Directors approved a management recommendation to change the current, non-fundamental investment policy that limits investment in non-dollar-denominated securities to no more than 35% of total assets. Effective January 2, 2007, this investment restriction was removed, permitting the Fund greater flexibility by allowing unrestricted investment in non-dollar-denominated securities.

Investing in non-dollar-denominated securities involves risks, including the risk that the Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will, in turn, affect the Fund’s income and net asset value.

Western Asset Emerging Markets Income Fund II Inc. 2006 Semi-Annual Report 19

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and

20 Western Asset Emerging Markets Income Fund II Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of

Western Asset Emerging Markets Income Fund II Inc. 21

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

22 Western Asset Emerging Markets Income Fund II Inc.

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Emerging Markets Income Fund II Inc. was held on September 18, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	21,941,128	531,022
Dr. Riordan Roett	21,967,310	504,840

At November 30, 2006, in additional to Leslie H. Gelb and Dr. Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

R. Jay Gerken

William R. Hutchinson

Jeswald W. Salacuse

Western Asset Emerging Markets Income Fund II Inc. 23

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of the Western Asset Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close

24 Western Asset Emerging Markets Income Fund II Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares

Western Asset Emerging Markets Income Fund II Inc. 25

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of

26 Western Asset Emerging Markets Income Fund II Inc.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Income Fund II Inc. 27

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Western Asset Emerging Markets Income Fund II Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Leslie H. Gelb
R. Jay Gerken, CFA	SUBADVISERS
Chairman	Western Asset Management
William R. Hutchinson	Company
Riordan Roett	Western Asset Management
Jeswald W. Salacuse	Company Limited

OFFICERS	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and
President and Chief	Trust Company
Executive Officer
TRANSFER AGENT
Frances M. Guggino	American Stock Transfer &
Chief Financial Officer and	Trust Company
Treasurer	59 Maiden Lane
New York, New York 10038
Ted P. Becker
Chief Compliance Officer	INDEPENDENT
REGISTERED PUBLIC
Robert I. Frenkel	ACCOUNTING FIRM
Secretary and	KPMG LLP
Chief Legal Officer	345 Park Avenue
New York, New York 10154
WESTERN ASSET
EMERGING MARKETS	LEGAL COUNSEL
INCOME FUND II INC.	Simpson Thacher &
Bartlett LLP
125 Broad Street	425 Lexington Avenue
10th Floor, MF-2	New York, New York 10017-3909
New York, New York 10004
NEW YORK STOCK
EXCHANGE SYMBOL
EDF

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS04002 11/06                                  SR06-222

Western Asset

Emerging Markets Income Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on

(1)          Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) – N/A

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906.CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Emerging Markets Income Fund II Inc.

Date:	February 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Income Fund II Inc.

Date:	February 7, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer
Western Asset Emerging Markets Income Fund II Inc.

Date:	February 7, 2007